Empresa Mixta Ecosocialista Siembra Minera, S.	6 Months Ended
Jun. 30, 2019
Empresa Mixta Ecosocialista Siembra Minera, S. [Abstract]
Empresa Mixta Ecosocialista Siembra Minera, S.

Note 7.      Empresa Mixta Ecosocialista Siembra Minera, S.A.:

In October 2016, together with an affiliate of the government of Venezuela, we established Empresa Mixta Ecosocialista Siembra Minera, S.A. ("Siembra Minera"). The primary purpose of this entity is to develop the Siembra Minera Project, as defined below.

Siembra Minera is beneficially owned 55% by Corporacion Venezolana de Mineria, S.A., a Venezuelan government corporation, and 45% by Gold Reserve. Siembra Minera (pursuant to the agreement which governs the formation and operation of Siembra Minera) holds certain gold, copper, silver and other strategic mineral rights (primarily comprised of the Brisas and Las Cristinas concessions) contained within Bolivar State comprising the Siembra Minera Project (which has a 20 year term with two 10 year extensions) and is, among other things authorized, via current or future Presidential Decrees and Ministerial resolutions, to carry on its business, pay a net smelter return royalty to Venezuela on the future sale of gold, copper, silver and any other strategic minerals over the life of the project and provide net profits participation based on the sales price of gold per ounce. A number of authorizations, which still have not been provided by the current administration, are critical to the future operation and economics of the Siembra Minera Project and, as a result, management continues its efforts to secure them on behalf of Siembra Minera. Pursuant to the Settlement Agreement, both parties will retain their respective interest in Siembra Minera in the event all of the agreed upon Settlement Agreement payments are not made by Venezuela.

On March 16, 2018, the Company announced the completion of a technical report for the Preliminary Economic Assessment ("PEA") for the Siembra Minera Project in accordance with National Instrument 43-101 Standards of Disclosure for Mineral Projects which included, among other information, resource estimates, pit design, mine plan, flowsheet design, design criteria, project layout, infrastructure requirements, capital and operating estimates. The Company has directly incurred the costs on the Siembra Minera Project, which beginning in 2016 through June 30, 2019, amounted to a total of approximately $18.6 million. The Siembra Minera Project expenditures primarily include costs associated with the completion of the PEA that included a number of engineering, environmental and social third party advisors as well as costs associated with a number of social works programs in the vicinity of the Siembra Minera Project, which are expensed as incurred and classified within “Siembra Minera Project Costs” in the Consolidated Statements of Operations.

On August 5, 2019, the U.S. government issued an EO that blocks all property of the Venezuelan government and prohibits U.S. persons from engaging in virtually all dealings with the Venezuelan government. This action targets the Venezuelan government and entities owned 50% or more or otherwise controlled by the Venezuelan government.  Because the August 2019 EO applies to entities 50% or more owned by the Venezuelan government, Siembra Minera is now considered to be blocked (or an SDN), which means that U.S. persons are generally prohibited from dealing with Siembra Minera.

The imposition of these broader Sanctions by the U.S. and Canadian governments (See Note 3, Arbitral Award and Mining Data Sale Settlement Agreement) poses a significant impediment to the Company's ability to work with Venezuelan government officials related to the future development of the Siembra Minera Project.